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                                                                    EXHIBIT 10.2

                             EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of September 22, 1995, by and between GRIP TECHNOLOGIES, INC., a California corporation ("Company"), and PAUL J. HERBER, an individual ("Employee").


                                    RECITALS
                                    --------

     A. The Company desires to employ Employee upon the terms and subject to the conditions contained in this Agreement.

     B. Employee desires to be hired and employed by the Company upon the terms and subject to the conditions contained in this Agreement.


                              TERMS AND CONDITIONS
                              --------------------

         NOW, THEREFORE, the parties hereto agree as follows:

     1.  Employment.  The Company hereby employs Employee, and Employee hereby
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agrees to be employed by the Company, as the Vice President-OEM Sales on the
terms and subject to the conditions set forth herein. Employee shall perform such duties for the Company as may be assigned to him from time to time by the executive officers or Board of Directors of the Company. Employee agrees to devote all of his working time and effort to the performance of his duties hereunder during normal business hours, except for that portion of Employee's time and effort that may be reasonably required by his contracts with Star Grip and La Jolla Clubs, but in no event more than five (5) hours per work week and in the event of any conflict regarding time demands, the Company shall have first priority. Employee further agrees to perform his duties hereunder in an efficient, faithful, loyal and business like manner and to conduct himself at all times during the term of this Agreement in a manner which does not damage or otherwise adversely reflect upon the business reputation or integrity of the Company.

     2.  Term and Termination.
         --------------------

          2.1  Term.  The term of this Agreement shall commence as of the date
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hereof and, subject to the earlier termination as provided in Section 2.2 hereof, shall expire at the close of business on September 22, 2000 ("Expiration Date").

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          2.2  Termination.  Notwithstanding the Expiration Date set forth in
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Section 2.1 hereof, the employment of Employee shall terminated upon the occurrence of any of the following events, to be effective as of the date hereinafter specified, and term of this Agreement shall thereupon terminate, subject to the executory duties and obligations contained herein but in no event shall the Company be obligated to pay or provide Employee any compensation or other benefits beyond the date of termination:

          (a) The Company may, at any time, immediately terminate Employee for "just cause". For purposes hereof, "just cause" includes, but is not limited to, misconduct, dishonesty, extended absences, violation of Company policies and procedures, violation of any laws regarding or related to sexual harassment or discrimination in connection with his work or another employee of the Company, improper disclosure of Confidential Information (as that term is defined in Section 8 below), or any material and continuing failure of Employee to perform his duties under this Agreement (except as a result of death or Total Disability). Any termination for "just cause" shall become effective immediately upon written notice from the Company to Employee describing, in reasonable detail, the events or circumstances allegedly constituting "just cause".

          (b) The death of Employee shall immediately terminate his employment with the Company and this Agreement.

          (c) The "Total Disability" of Employee shall terminate his employment with the Company. For purposes of this Agreement, a condition of "Total Disability" shall exist if Employee is unable or unwilling to perform his duties hereunder, or it is determined by a medical doctor retained by the Company that he would be unable to perform his duties hereunder, for a period of at least three (3) consecutive months by reason of any medically determinable physical or mental impairment. The termination shall be effective as of the date it is first determined that Employee has suffered a total disability.

          2.3  Severance Pay. Notwithstanding the term of this Agreement
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described in Section 2.1 above, in the event Employee's employment is terminated by the Company prior to the Expiration Date for any reason other than for those reasons described in Section 2.2 above, then the Company shall pay Employee severance pay of $21,250 if the termination is within the first three (3) years of the term, $28,333 if the termination is during the fourth year of the term, and $35,417 if the termination is during the fifth year of the term, and all rights of Employee under this Agreement, including any rights to additional compensation or benefit, shall immediately terminate.

          2.4  Terminable At Will Employment at Expiration of Term.  The parties
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hereto agree that if this Agreement is not extended or superceded, in either case by another written instrument, and Employee continues his employment with the Company beyond the Expiration Date, then, from and after the Expiration Date the employment of

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Employee shall be terminable at will at any time, with or without reason or cause, irrespective of Employee's longevity, upon the giving of sixty (60) days prior written notice to the other party.

          2.5  No Additional Rights Conferred.  Except as expressly provided in
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this Agreement, nothing contained herein or in any other agreement concurrently or subsequently entered into between the Company and Employee, such as Stock Option Agreement(s), shall confer upon Employee any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company to terminate his employment at any time or to increase or decrease the compensation or other perquisites payable to Employee. The inclusion of this Section 2.5 in this Agreement is not a promise, inducement, covenant or representation by the Company that it has agreed or will agree at any time in the future to enter into any other or additional agreements with Employee with respect to any matter.

     3.   Compensation.
          ------------

          3.1  Base Salary.  As compensation for his employment hereunder,
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Employee shall receive from the Company a base salary of $85,000 per annum.  The base salary shall be paid semi-monthly in accordance with the Company's usual payroll practices. The amount actually paid to Employee shall be the base salary less all applicable federal and state withholding taxes, F.I.C.A., unemployment and disability premiums or payment and all other applicable payroll taxes.

          3.2  Discretionary Bonuses.  Employee will be eligible to receive
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discretionary bonuses, if and when determined and declared by the Company.  The inclusion of this provision in this Agreement shall not be deemed to be, nor be construed as being, a commitment by the Company to pay Employee any bonus, or a bonus of any specified amount, nor does it preclude the Company from paying bonuses to some executive, management or other employees and not to others or to Employee, as the Company, in its sole and absolute discretion, determines.

     4.   Additional Employment Benefits.
          ------------------------------

          4.1  Major Medical Health Program.  Employee shall be entitled to
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participate in any major medical-health program or other group medical insurance program in which the Company is enrolled at any time, or from time to time, subject to the terms of the program or plan and any applicable waiting probationary period and any pre-existing conditions.

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          4.2  Other Employment Benefits.  Employee shall be entitled to such
               -------------------------
other and further employment benefits and prerequisites as may be made available from time to time by the Company to other employees of the Company with similar jobs and responsibilities.

     5.  Reimbursement for Expenses.  The Company shall reimburse Employee for
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his ordinary and necessary business expenses incurred with respect to the business of the Company in accordance with policies and procedures adopted by the Company from time to time. Under no circumstance will Employee be entitled to reimbursement of any expense unless and until he submits complete and accurate substantiation of that expense, together with a detailed explanation of the nature and purpose of the expense and the person or persons involved.

     6.  Employees Manual.  To the extent the Company has or at any time
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hereafter adopts an Employees Manual, or modifies its Employees Manual from time to time, the provisions of the Employees Manual, as so modified, are incorporated herein and made a part of this Agreement and Employee hereby agrees to be bound by and to comply with all of the terms, conditions, rules and regulations set forth therein.

     7.  Tax Compliance Matters.  The parties hereto agree that it shall be the
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responsibility of Employee to keep all appropriate records with respect to any business related expenses incurred by Employee in connection with the performance of his duties hereunder including the automobile allowance. It shall be further understood and agreed that the Company, to the extent required by applicable law, will report the payment or providing of any benefits or perquisites to Employee in accordance with applicable laws and regulations and, if required, will make appropriate payroll deductions with respect thereto. It will be Employee's sole responsibility to report such benefits and perquisites, to the extent applicable, as income. To the extent that Employee has not accounted to the Company for any benefits or perquisites to enable the Company to determine whether or not reporting or payroll deductions are appropriate, and the Company later determines that reporting or deduction was appropriate, then Employee agrees to indemnify and hold the Company harmless from and with respect to any liability which the Company incurs in connection therewith, including, without limitation, the tax-affected amount of the deduction and all penalties and interest with respect thereto.

     8.  Covenant of Nondisclosure and Non-use.  Employee understands and
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acknowledges that he will be advised by the Company from time to time of certain matters, and will be provided access to certain documents and information, which are trade secrets or which the Company deems to be proprietary and confidential ("Confidential Information"), whether heretofore or hereafter obtained by Employee while providing services to the Company, and whether or not Employee assists the Company in the development of any such Confidential Information. Employee agrees to maintain the

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confidentiality of any Confidential Information provided to him in connection with the performance of his duties under this Agreement; provided, however, such obligation shall terminate upon the occurrence of any of the following: (a) where such information now or hereafter becomes part of the public domain, and Employee has not obtained or learned such information as a result of "misappropriation" or "improper means", as those terms are defined in California Civil Code Section 3426.1; (b) such information is already in the possession of Employee at the time of the disclosure so long as it was acquired otherwise than by "misappropriation" or "improper means"; (c) such information hereafter comes into the possession of Employee from a third party without breach of this covenant; or (d) such information is independently developed by Employee without otherwise violating this Agreement. Notwithstanding any of the foregoing, under no circumstance will Employee use or disclose any ideas, concepts, themes, inventions, designs, improvements and discoveries conceived, developed or written by him pursuant to this Agreement or in connection with this Agreement; all rights to which shall belong to the Company.

          8.1  Return of Materials.  Employee further agrees that at the
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termination of this Agreement, he will not take, without the prior written consent of the Company, tangible manifestations of the Confidential Information on any memoranda, notes (whether or not prepared by Employee during the course of his engagement by the Company), extracts, summaries, plats, sketches, plans, data, lists, manuals, schedules, forms, programs, tapes, disks or other documents, papers, media or records of any kind relating to or used in the Company's business, or any reproductions thereof.

          8.2  Unfair Competition.  Any violation of this Section 8 shall be
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deemed to be unfair competition, in addition to any other rights or remedies which the Company may have against Employee.

     9.  Nonsolicitation of Customers, Etc.  The Company recognizes that
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Employee may sell Star Grips to the customers listed on Exhibit A.  Nonetheless,
Employee will not influence or attempt to influence any of Company's customers, suppliers, vendors, lessees or any others having business with the Company, either directly or indirectly, to divert their business to any other person, firm or business similar to or in competition with the Company.

     10.  Organizing Competitive Business.  Employee agrees that during the term
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of this Agreement, Employee will not undertake the planning or organization of any business activity similar to or competitive with the business of the Company. Employee further agrees that he will not, for a period of two (2) years following the termination of this Agreement, either directly or indirectly, solicit any of the Company's employees to work for or with Employee, or its affiliates, or any other corporation, entity or individual, in a business similar to or competitive with the Company or to work for a competitor of the Company.

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     11.  Notices.  All notices, requests, demands and other communications
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required or contemplated hereunder shall be in writing, shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed to have been given upon the earlier of
(a) the date of personal delivery to the person to receive such notice at the address indicated below or (b) if mailed to the person to receive such notice at the address indicated below, four (4) business days after the date of posting by the United States Post Office as evidenced by the execution of the return receipt. The parties addresses, for all purposes hereof, are as follows:

          Company:                        Grip Technologies, Inc.
                                          1681 McGaw
                                          Irvine, California  92714


          Employee:                       Paul J. Herber
                                          20668 White Birch Drive
                                          Vista, California  92803

Notice of change of address shall be given by written notice but shall not be deemed effective until it has been given in the manner detailed in this Section.

     12.  Applicable Law; Venue.  This Agreement shall be governed by,
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interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California. The sole forum for resolving disputes arising under or relating to this Agreement shall be the Municipal and Superior Courts for the County of Orange, California, or the Federal District Court for the Central District of California and all related appellate courts, and the parties hereby consent to the jurisdiction of such courts and agree that venue shall be in Orange County, California.

     13.  Attorneys' Fees and Litigation Costs.  If any suit, legal proceeding
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or other action is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover its or his reasonable attorneys' fees and other costs incurred in such proceeding or action, in addition to any other relief to which it or he may be entitled.

     14.  Waivers.  No waiver of any breach or default hereunder, or of any
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condition precedent to the performance of any obligation hereunder, shall be considered valid unless in writing and signed by the parties giving such waiver or against whom such waive is to be enforced, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

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     15.  Partial Invalidity and Severability.  If any provision of this
          -----------------------------------
Agreement shall be held or deemed to be, or shall, in fact, be inoperative or unenforceable as applied in any particular case because if conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses, sections or subsections of this Agreement shall not affect the remaining portions thereof.

     16.  Interpretation.  The parties hereto acknowledge and agree that each
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has been given the opportunity to independently review this Agreement with legal counsel, and has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions hereof. In the event of any ambiguity in or dispute regarding the interpretation of this Agreement, or any provision hereof, the interpretation of this Agreement shall not be resolved by any rule providing for interpretation against the party who causes the uncertainty to exist or against the party who is the draftsman of this Agreement.

     17.  Counterparts.  This Agreement may be executed in one or more
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counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     18.  Entire Agreement; Amendment.  This Agreement contains the entire
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understanding between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous written or oral negotiations or agreements between them regarding the subject matter hereof. No addition, modification or amendment of or to any term or provision of this Agreement, or to this Agreement as a whole, shall be effective unless set forth in writing and signed by all the parties hereto.


     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above mentioned.

GRIP TECHNOLOGIES, INC., a
California corporation


By:
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          Sam G. Lindsay                               PAUL J. HERBER
            President


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